UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 24, 2025
Date of Report (date of earliest event reported)

HAGERTY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Drivers Edge
Traverse City, Michigan 49684
(Address of principal executive offices and zip code)

(800) 922-4050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    Regulation FD Disclosure.

On July 24, 2025, Hagerty, Inc. (the “Company”) issued a press release announcing its entry into a non-binding letter of intent with respect to a proposed fronting arrangement (the “Proposed Fronting Arrangement”) with Markel Group Inc. (together with its subsidiaries, “Markel”) that is expected to be signed in 2025 and become effective on January 1, 2026. A copy of the Company’s press release announcing the Proposed Fronting Arrangement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 Other Events.

Markel Group Inc. is the ultimate parent company of Essentia Insurance Company (“Essentia”), which serves as the dedicated carrier for the specialty collector vehicle insurance policies sold by the Company’s U.S. Managing General Agent (“MGA”) subsidiaries. Essentia is exclusive to the Company’s U.S. MGA subsidiaries and only writes insurance policies that they produce.

Under its current arrangement with Markel: (i) the Company develops insurance products and underwrites, bills, and performs claims services for policies written through Essentia, subject to certain limits and guidelines established by Markel; (ii) the Company, acting through its MGA subsidiaries, earns commissions and, through Hagerty Reinsurance Limited (“Hagerty Re”), the Company’s wholly owned reinsurance subsidiary, assumes 80% of the underwriting risk; (iii) Markel retains the remaining 20% of the risk, manages regulatory filings, and provides administrative support for Essentia-issued policies; and (iv) Hagerty Re pays a ceding commission to Markel, representing its pro-rata share of Essentia’s policy acquisition and other costs, including the commissions earned by the Company’s MGA subsidiaries.

Under the Proposed Fronting Arrangement: (i) the Company’s underwriting (including pricing decisions, rate filing, insurance rating and risk selections) and claims authorities would be expanded to the maximum levels permitted by applicable law; (ii) Hagerty Re would control 100% of the premium and assume 100% of the risk for policies written through Essentia; (iii) Hagerty would continue to issue policies through Essentia and would increase its administrative responsibilities; and (iv) Hagerty Re would initially pay a 2% fronting fee to Markel for administrative support, which would incrementally decrease based on the volume of policies issued by Essentia in each calendar year. The Company expects these changes to result in increased profitability and additional control allowing for enhanced operational efficiencies.

If completed by the parties on the terms summarized above, the Company anticipates that the Proposed Fronting Arrangement would be accounted for as follows, beginning in the first quarter of 2026: (i) commission revenue earned by the Company’s MGA subsidiaries from Markel under the Proposed Fronting Arrangement and related ceding commission expense incurred by Hagerty Re will no longer be recognized in the Company’s consolidated financial statements and (ii) certain policy acquisition costs incurred by the Company’s MGA subsidiaries will be capitalized and amortized over the terms of the related policies, rather than being expensed as incurred.

The Proposed Fronting Arrangement remains subject to the negotiation and execution of definitive documentation and the receipt of all required regulatory approvals, and there can be no assurance that the Proposed Fronting Arrangement will be completed on the terms described herein or at all.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K, including those regarding entering into the Proposed Fronting Arrangement, its anticipated terms and the expected impacts to the Company’s financial statements as a result of the Proposed Fronting Arrangement, constitute forward-looking statements within the meaning of the federal securities laws. All statements provided, other than statements of historical fact, are forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “assuming,” “continue,” or “proposed,” or the negative of these words and phrases, or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances, many of which are beyond the Company’s control, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement. These risks and uncertainties include, but are not limited to, the Company’s ability to enter into and successfully implement the Proposed Fronting Arrangement, the performance of Markel and Essentia under the new arrangement, and the impact of regulatory developments and other factors that may affect the Company’s business, financial condition, and results of operations. For further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended

December 31, 2024, filed with the Securities and Exchange Commission on March 4, 2025, as updated by the Company’s subsequent periodic reports filed with the Securities and Exchange Commission from time to time. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date hereof. The Company disclaims any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, future events, or other matters, except as required by law.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGERTY, INC.

/s/ Diana M. Chafey
Date: July 24, 2025	Diana M. Chafey
Chief Legal Officer and Corporate Secretary